EXHIBIT 10.35

                               TRIAD GUARANTY INC.

                   FORM OF 2006 LONG-TERM STOCK INCENTIVE PLAN


                                    SECTION 1
                                    OBJECTIVE

     The objective of the Triad Guaranty Inc. 2006 Long-Term Stock Incentive Plan (the "Plan") is to attract and retain the best available directors, executive personnel and key employees to be responsible for the management, growth and success of the business, and to provide an incentive for such individuals to exert their best efforts on behalf of the Company and its stockholders.

                                    SECTION 2
                                   DEFINITIONS

     2.1 GENERAL DEFINITIONS. The following words and phrases, when used herein, shall have the following meanings:

     (a) "Agreement" - The written document which evidences the grant of any Award under the Plan and which sets forth the terms, conditions, and limitations relating to such Award. No Award shall be valid until so evidenced.

     (b) "Award" - The grant of any Option, Stock Appreciation Right, Restricted Stock, Phantom Stock, Other Stock Based Award, or any combination thereof.

     (c) "Board" - The Board of Directors of Triad Guaranty Inc.

     (d) "Code" - The Internal Revenue Code of 1986, as amended, and including the regulations promulgated pursuant thereto.

     (e) "Committee" - The Compensation Committee of the Board of Directors of the Company, which shall consist of two or more members of the Board. The members of the Committee shall be non-employee directors within the meaning of Rule 16b-3 under the Act, as the same may be amended or supplemented from time to time, as promulgated under the Act, and outside directors within the meaning of section 162(m) of the Code.

     (f) "Common Stock" - The present shares of Common Stock of the Company, and any shares into which such shares are converted, changed or reclassified.

     (g) "Company" - Triad Guaranty Inc., a Delaware corporation, and its groups, divisions, and subsidiaries.

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     (h)  "Covered  Employee"  - An  Employee  who is, or is  determined  by the
     Committee may possibly become,  a "covered  employee" within the meaning of section 162(m) of the Code (or any successor provision), which generally means, the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Securities Exchange Act of 1934.

     (i) "Disaffiliation" - A subsidiary's or affiliate's ceasing to be a subsidiary or affiliate of the Company for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the subsidiary or affiliate) or a sale of a division of the Company and its affiliates.

     (j) "Employee" - Any person employed by the Company as an employee or any director of the Company, regardless of whether the director is an employee of the Company.

     (k) "Fair Market Value" - The fair market value of Common Stock on a particular day shall be the closing price of the Common Stock on the Nasdaq National Market System or any national stock exchange on which the Common Stock is traded, on that date, or if no Common Stock was traded on that date, the last preceding trading day on which such Common Stock was traded.

     (l) "Family Members" - With respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which any of these persons (or the Participant) controls the management of assets, and any other entity in which any of these persons (or the Participant) owns more than fifty percent of the voting interests.

     (m) "Option" - A right granted under Section 6 hereof to purchase Common Stock of the Company at a stated price for a specified period of time.

     (n) "Other Stock Based Award" - An Award granted under Section 9 hereof that is valued in whole or in part by reference to, or is otherwise based on, the Company's Common Stock.

     (o) "Participant" - Any Employee designated by the Committee to participate in the Plan.

     (p) "Performance Criteria" - Criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization); economic value-added (as determined by the Committee); sales or revenue; net income (either before or after taxes); operating earnings; cash flow (including, but not limited to, operating cash flow and free cash

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     flow);  cash  flow  return on  capital;  return  on net  assets;  return on stockholders' equity; return on assets; return on capital; stockholder returns; return on sales; gross or net profit margin; productivity;
     expense; margins; operating efficiency; customer satisfaction; working capital; earnings per share; price per share of Stock; and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance
     Criteria  it  selects  to  use  for  such   Performance   Period  for  such
     Participant.   Awards  that  are  not  intended  to  qualify  as  Qualified
     Performance-Based Awards may be based on the Performance Criteria set forth above or such other measures as the Committee may in its discretion determine.

     (q) "Performance Goals" - Goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period to the extent permitted by section 162(m) of the Code. The Committee, in its discretion, may, within the time prescribed by section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions, provided that the adjustment or modification complies with the requirements of section 162(m) of the Code.

     (r)  "Performance   Period"  -  The  designated  period  during  which  the
     Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

     (s) "Period of Restriction" - The period during which Shares of Restricted Stock or Phantom Stock rights are subject to forfeiture or restrictions on transfer pursuant to Section 8 of the Plan.

     (t) "Phantom Stock" - A right granted under Section 8 hereof to receive payment from the Company in cash, stock, or in combination thereof, in an amount determined by the Fair Market Value.

     (u)  "Qualified  Performance-Based  Award" - Award granted under Section 10
     hereof  that  is  intended  to  qualify  as  "qualified   performance-based
     compensation" within the meaning of section 162(m) of the Code.

     (v) "Restricted Stock" - Shares granted to a Participant which are subject to restrictions on transferability pursuant to Section 8 of the Plan.

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     (w) "Shares" - Shares of Common Stock.

     (x) "Stock Appreciation Right" or "SAR" - The right granted under Section 7 hereof to receive a payment from the Company in cash, Common Stock, or in combination thereof, equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over a specified price fixed by the Committee, but subject to such maximum amounts as the Committee may impose.

     2.2 OTHER DEFINITIONS. In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined elsewhere in the Plan or in such Agreement.

                                    SECTION 3
                                  COMMON STOCK

     3.1 NUMBER OF SHARES.  Subject to adjustment  pursuant to the provisions of
Section 11:

     (a) the number of Shares which may be issued or sold in connection with Awards granted under the Plan may not exceed 1,100,000 Shares;

     (b) the number of Shares which may be issued or sold or for which Options or Stock Appreciation Rights may be granted to a Participant under the Plan during any calendar year may not exceed 175,000 Shares;

     (c) the number of Shares with respect to Qualified Performance-Based Awards which may be issued or sold to any Covered Employee under the Plan for a Performance Period may not exceed 175,000 Shares; and

     (d) the number of Shares for which Options may be granted under the Plan that are "incentive stock option" within the meaning of section 422 of the Code may not exceed 350,000 Shares.

     3.2 RE-USAGE.

     (a) The number of Shares associated with an Award originally counted against the limitations of Section 3.1 as the result of the grant of the Award shall be restored against the limitations and be available for reissuance under this Plan if and to the extent the Award is surrendered, expires, terminates or forfeited for any reason (other than a cancellation within the meaning of Code section 162(m)).

     (b) The following Shares shall not become available for issuance or reissuance under the Plan:

               (i) Shares tendered by a Participant as full or partial payment to the Company upon exercise of an Option or SAR;

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               (ii) Shares associated with an Option or SAR if the Option or SAR is cancelled within the meaning of Code section 162(m); and

               (iii) Shares withheld by, or otherwise remitted to satisfy a Participant's tax withholding obligations upon the lapse of restrictions on Restricted Stock or Other Stock Based Award or the exercise of Options or SARs granted under the Plan or upon any other payment or issuance of Shares under the Plan.

                                   SECTION 4
                          ELIGIBILITY AND PARTICIPATION

     Participants in the Plan shall be those individuals selected by the Committee to participate in the Plan who hold positions of responsibility and whose participation in the Plan the Committee determines to be in the best interests of the Company.

SECTION 5
                                 ADMINISTRATION

     5.1 COMMITTEE. The Plan shall be administered by the Compensation Committee of the Company, which shall consist of two or more members of the Board. The members of the Committee shall be appointed by and shall serve at the pleasure of the Board, which may from time to time change the Committee's membership. In the absence of a Committee, the Board shall exercise all of the powers of the Committee hereunder.

     5.2 AUTHORITY. The Committee shall have the sole and complete authority to:

     (a) determine the individuals to whom Awards are granted, the type and amounts of Awards to be granted and the time of all such grants;

     (b) determine the terms, conditions and provisions of, and restrictions relating to, each Award granted;

     (c) interpret and construe the Plan and all Agreements;

     (d) prescribe, amend and rescind rules and regulations relating to the Plan;

     (e) determine the content and form of all Agreements;

     (f) determine all questions relating to Awards under the Plan, including whether any conditions relating to an Award have been met;

     (g) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates thereof, provided that the Committee shall not have any discretion or authority to make changes to any Award that is intended to qualify as a

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     Qualified  Performance-Based Award to the extent that the existence of such discretion or authority would cause such Award not to so qualify;

     (h)  determine  the  duration  and purpose of leaves of absence that may be
     granted  to  a  Participant   without   constituting   termination  of  the
     Participant's employment for the purpose of the Plan or any Award;

     (i) maintain accounts, records and ledgers relating to Awards;

     (j) maintain records concerning its decisions and proceedings;

     (k) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

     (l) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.

     5.3 DETERMINATIONS. All determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

     5.4 DELEGATION. The Committee may delegate to appropriate senior officers of the Company its duties under the Plan pursuant to such conditions and limitations as the Committee may establish.

                                   SECTION 6
                                  STOCK OPTIONS

     6.1 TYPE OF OPTION. Each Option granted under this Plan shall be of one of two types: (i) an "incentive stock option" within the meaning of section 422 of the Code (or any successor provision), or (ii) a non-qualified stock option.

     6.2 GRANT OF OPTION. Options may be granted to Participants at such time or times as shall be determined by the Committee. Each Option shall be evidenced by a written Agreement that shall specify the exercise price, the duration of the Option, the number of Shares to which the Option applies, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. Such Agreement shall also designate the Option as an incentive stock option if it is intended as such. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of Shares with respect to which Options designated as incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in section 424 of the Code) exceeds $100,000, such Options shall constitute non-qualified stock options. For purposes of the preceding sentence, incentive stock options shall be taken into account in the order in which they are granted. No incentive stock options may be awarded after the tenth anniversary of the date this Plan is adopted by the Board.

     6.3 OPTION PRICE. The per share option price shall be not less than 100 percent of the Fair Market Value at the time the Option is granted (110 percent in the case of an incentive stock option granted to a Participant who at the

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time the Option is granted  owns  stock  possessing  more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent).

     6.4 EXERCISE OF OPTIONS. Options awarded under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, including the performance of a minimum period of service after the grant, as the Committee may impose, which need not be uniform for all Participants; provided, however, that no Option shall be exercisable for more than 10 years after the date on which it is granted (5 years in the case of an incentive stock option granted to a Participant who at the time the Option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent).

     6.5 PAYMENT. The Committee shall determine the procedures governing the exercise of Options, and shall require that the per share option price be paid in full at the time of exercise. The Committee may, in its discretion, permit a Participant to make payment in cash, or in Shares already owned by the Participant, valued at the Fair Market Value thereof, as partial or full payment of the exercise price. As soon as practical after full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates (which may be in book entry form) representing the acquired Shares.

     6.6 RIGHTS AS A STOCKHOLDER. Until the exercise of an Option and the issuance of the Share in respect thereof, a Participant shall have no rights as a stockholder with respect to the Shares covered by such Option.

                                   SECTION 7
                            STOCK APPRECIATION RIGHTS

     7.1 GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted to Participants at such time or times as shall be determined by the Committee and shall be subject to such terms and conditions as the Committee may decide. A grant of a SAR shall be made pursuant to a written Agreement containing such provisions not inconsistent with the Plan as the Committee shall approve.

     7.2 EXERCISE OF SARS. SARs may be exercised at such times and subject to such conditions, including the performance of a minimum period of service, as the Committee shall impose. Any SAR related to a non-qualified stock option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any SAR related to an incentive stock option shall be granted at the same time such Option is granted. SARs which are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise an equivalent number of Shares under the related Option and may be exercised only with respect to the Shares for which the related Option is then exercisable.

     7.3 PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, the Participant shall be entitled to receive payment of an amount determined by multiplying:

     (a) any increase in the Fair Market Value of a Share at the date of exercise over the Fair Market Value of a Share at the date of grant, by

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     (b) the  number  of Shares  with  respect  to which  the SAR is  exercised;
     provided, however, that at the time of grant, the Committee may establish, in its sole discretion, a maximum amount per Share which will be payable upon exercise of a SAR.

     7.4 METHOD OF PAYMENT. Subject to the discretion of the Committee, which may be exercised at the time of grant, the time of payment, or any other time, payment of a SAR may be made in cash, Shares or any combination thereof.

                                   SECTION 8
                        RESTRICTED STOCK OR PHANTOM STOCK

     8.1 GRANT OF RESTRICTED STOCK OR PHANTOM STOCK. The Committee may grant Shares of Restricted Stock or Phantom Stock rights to such Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. Each grant of Restricted Stock or Phantom Stock rights shall be evidenced by a written Agreement setting forth the terms of such Award.

     8.2 RESTRICTIONS ON TRANSFERABILITY. Restricted Stock or Phantom Stock rights may not be sold, transferred, pledged, assigned, or otherwise alienated until such time, or until the satisfaction of such conditions as shall be determined by the Committee (including without limitation, the satisfaction of performance goals or the occurrence of such events as shall be determined by the Committee). At the end of the Period of Restriction applicable to any Restricted Stock, such Shares will be transferred to the Participant free of all restrictions.

     8.3 RIGHTS AS A STOCKHOLDER. Unless otherwise determined by the Committee at the time of grant, Participants holding Restricted Stock granted hereunder may exercise full voting rights and other rights as a stockholder with respect to those Shares during the Period of Restriction. Holders of Phantom Stock rights shall not be deemed stockholders and, except to the extent provided in accordance with the Plan, shall have no rights related to any Shares.

     8.4 DIVIDENDS AND OTHER DISTRIBUTIONS. Unless otherwise determined by the Committee at the time of grant, Participants holding Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to those Shares, provided that if any such dividends or distributions are paid in shares of stock, such shares shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted Stock with respect to which they were paid. Unless otherwise determined by the Committee at the time of grant, Participants holding Phantom Stock rights shall not be entitled to receive cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of Shares.

     8.5 PAYMENT OF PHANTOM STOCK RIGHTS. The Committee may, at the time of grant, provide for payment in respect of Phantom Stock rights in cash, Shares, partially in cash and partially in Shares, or in any other manner not inconsistent with this Plan.

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                                   SECTION 9
                   OTHER STOCK BASED AWARDS AND OTHER BENEFITS

     9.1 OTHER STOCK BASED AWARDS. The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the payment of Shares in lieu of cash under other Company incentive bonus programs. A Grant of an Other Stock Based Award shall be made in such manner and at such times as the Committee may determine.

     9.2 OTHER BENEFITS. The Committee shall have the right to provide types of Awards under the Plan in addition to those specifically listed utilizing shares of stock or cash, or a combination thereof, if the Committee believes that such Awards would further the purposes for which the Plan was established. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

                                   SECTION 10
                            PERFORMANCE-BASED AWARDS

     10.1 PURPOSE. The purpose of this Section 10 is to provide the Committee the ability to qualify any Award as a Qualified Performance-Based Award. If the Committee, in its discretion, decides to grant to a Covered Employee an Award that is intended to constitute a Qualified Performance-Based Award, the provisions of this Section 10 shall control over any contrary provision contained herein; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 10.

     10.2 APPLICABILITY. This Section 10 shall apply only to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

     10.3 PROCEDURES WITH RESPECT TO QUALIFIED PERFORMANCE-BASED AWARDS. To the extent necessary to comply with the Qualified Performance-Based Award requirements of section 162(m)(4)(C) of the Code, with respect to any Award which may be granted to one or more Covered Employees, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance

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Criteria  applicable to the  Performance  Period,  (c) establish the Performance
Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

     10.4 PAYMENT OF QUALIFIED PERFORMANCE-BASED AWARDS. Unless otherwise provided in the applicable Agreement, a Participant must be employed by the Company or a subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

     10.5 ADDITIONAL LIMITATIONS. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in section 162(m) of the Code (including any amendment to section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                                   SECTION 11
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

     11.1 ADJUSTMENT CLAUSE. In the event of (i) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a "Share Change"), or (ii) a merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its subsidiaries (each, a "Organic Change"), the Committee may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3.1, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation:

     (a) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which stockholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid);

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     (b) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and

     (c) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected subsidiary, affiliate, or division or by the entity that controls such subsidiary, affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities).

     11.2 SECTION 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 11.1 hereof to Awards that are considered "deferred compensation" within the meaning of section 409A of the Code shall be made in compliance with the requirements of section 409A of the Code; (ii) any adjustments made pursuant to Section 11.1(a) of the Plan to Awards that are not considered "deferred compensation" subject to section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to section 409A of the Code or comply with the requirements of section 409A of the Code; and (iii) the Committee shall not have the authority to make any adjustments pursuant to Section 11.1(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to section 409A of the Code to be subject thereto.

                                   SECTION 12
                AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

     The Board of Directors at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan, subject to the following restrictions:

          (a) No amendment, modification, or termination of the Plan shall in any manner materially adversely affect any Award theretofore granted under the Plan to a Participant without the consent of the Participant.

          (b) No repricing of Options or SARs shall be permitted. For this purpose, a repricing means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or SAR to lower its exercise price; (B) any other action that is treated as a repricing under generally accepted accounting principles; and (C) canceling an Option or SAR at a time when its exercise price is equal to or greater than the fair market value of the underlying stock in exchange for another Option, or SAR, Stock Award or other equity award, unless the cancellation and exchange occurs in connection with an event set forth in Section 11. Such cancellation and exchange would be considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

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



                                   SECTION 13
                            TERMINATION OF EMPLOYMENT

     13.1 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. Unless otherwise determined by the Committee, whether at the time of grant or thereafter, in the event a Participant's employment with the Company is terminated by reason of death or disability, any Option or SAR granted to such Participant which is then outstanding may be exercised by the Participant or the Participant's legal representative at any time prior to the expiration date of the term of the Option or SAR or within three years following the Participant's termination of employment, whichever period is shorter, and any Restricted Stock, Phantom Stock rights, or other Award then outstanding shall become nonforfeitable and shall become transferable or payable, as the case may be, as though any restriction had expired.

     13.2 TERMINATION OF EMPLOYMENT FOR MISCONDUCT. If the employment of a Participant is terminated by the Company by reason of the Participant's misconduct, any outstanding Option or SAR granted to such Participant which is then outstanding may be exercised by the Participant at any time prior to the expiration date of the term of the Option or SAR or within three months following the Participant's termination of employment, whichever period is shorter; any Restricted Stock, Phantom Stock rights, or other Award then outstanding for which any restriction has not lapsed prior to the date of termination of employment shall be forfeited upon termination of employment. As used herein, "misconduct" means: (i) one or more demonstrable and material acts of dishonesty, disloyalty, insubordination or willful misconduct; (ii) the continued failure, in the judgment of the Chief Executive Officer of the Company or the Board, by the Participant to substantially perform his duties (other than any such failure resulting from his death or disability); or (iii) the termination of the Participant's employment with the Company for "cause" within the meaning of any written employment agreement between the Participant and the Company. The Committee shall determine whether a Participant's employment is terminated by reason of misconduct.

     13.3 TERMINATION OF EMPLOYMENT FOR ANY OTHER REASON. Unless otherwise determined by the Committee, whether at the time of grant or thereafter, in the event the employment of the Participant with the Company shall terminate for any reason other than death, disability or misconduct, any Option or SAR granted to such Participant which is then outstanding may be exercised by the Participant at any time prior to the expiration date of the term of the Option or SAR or within three months following the Participant's termination of employment, whichever period is shorter; any Restricted Stock, Phantom Stock rights, or other Award then outstanding for which any restriction has not lapsed prior to the date of termination of employment shall be forfeited upon termination of employment.

                                   SECTION 14
                            MISCELLANEOUS PROVISIONS

     14.1 NON-TRANSFERABILITY OF AWARDS. An Award that is an incentive stock option is not transferable other than as designated by the Participant by will or by the laws of descent and distribution, and during the Participant's life, may be exercised only by the Participant. With the approval of the Committee, a Participant may transfer an Award (other than an incentive stock option) for no consideration to or for the benefit of one or more Family Members of the

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



Participant subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer. The transfer of an Award pursuant to this
Section 14.1 shall include transfer of the right set forth in Section 12 hereof to consent to an amendment, modification or termination of the Plan and, in the discretion of the Committee, shall also include transfer of ancillary rights associated with the Award.

     14.2 NO GUARANTEE OF EMPLOYMENT OR PARTICIPATION. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employment of the Company. No employee shall have a right to be selected, to receive any future Awards.

     14.3 TAX WITHHOLDING. The Company shall have the authority to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the minimum statutory federal, state, and local withholding tax requirements on any Award under the Plan, and the Company may defer payment of cash or issuance of Shares until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall require, to have Shares otherwise issuable under the Plan withheld by the Company and having a Fair Market Value sufficient to satisfy all or part of the Participant's minimum statutory federal, state, and local tax obligation associated with the transaction.

     14.4 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code, shall be governed by the law of the State of Delaware and construed in accordance therewith.

     14.5 EFFECTIVE DATE. The Plan shall be effective immediately upon such approval by the stockholders of the Company, provided, however, that no Award requiring the issuance of Shares shall be exercised or paid out unless at the time of such exercise or payout (i) such Shares are covered by a currently effective registration statement filed under the Securities Act of 1933, as amended, if one is then required, or in the sole opinion of the Company and its counsel such issuance of Shares is otherwise exempt from the registration requirements of such act, and (ii) such Shares are listed on any securities exchange upon which the Common Stock of the Company is listed.

     14.6 UNFUNDED PLAN. Insofar as the Plan provides for Awards of cash, Shares, rights or a combination thereof, the Plan shall be unfunded. The Company may maintain bookkeeping accounts with respect to Participants who are entitled to Awards under the Plan, but such accounts shall be used merely for bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by interests in Awards nor shall the Plan be construed as providing for any such segregation. None of the Committee, the Company or its Board of Directors shall be deemed to be a trustee of any cash, Shares or rights to Awards granted under the Plan. Any liability of the Company to any Participant with respect to an Award or any rights thereunder shall be based solely upon any contractual obligations that may be created by the Plan and any Agreement, and no obligation of the Company under the Plan shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

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



     14.7 SECTION 409A. It is the intention of the Company that no Award shall be "deferred compensation" subject to section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly; provided, however, that no guaranty is made by the Company that any Award hereunder will not be subject to section 409A of the Code. The terms and conditions governing any Awards that the Committee determines will be subject to section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto, shall be set forth in the applicable Agreement, and shall comply in all respects with section 409A of the Code.








































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